Exhibit 10.2

Execution Version

EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated effective as of May 22, 2013, by and among BREITBURN OPERATING L.P., a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS L.P., as Parent Guarantor (“Parent”), BreitBurn GP, LLC (the “Parent GP”), BreitBurn Operating GP, LLC (the “General Partner”), the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), EACH LENDER SIGNATORY HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below.

WITNESSETH:

WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of May 7, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Consent and First Amendment to Security Agreement dated as of September 17, 2010, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 2011, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of August 3, 2011, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 5, 2011, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of May 25, 2012, that certain Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of October 11, 2012, and that certain Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2013 (as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein;

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Eighth Amendment

SECTION 1.          Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest or lien to secure, or the provision of other support by such Loan Party of, such Swap Obligation (or any guarantee or provision of support thereof) is or becomes illegal under the Commodity Exchange Act by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty, grant of security interest or lien or provision of support of, such Swap Obligation (or any guarantee or provision of support thereof) becomes effective. If a Swap Obligation arises under a Master Agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty, grant of security interest or lien to secure or provision of other support is or becomes illegal.

“Master Agreement” means any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master derivatives agreement, and any schedules to any of the foregoing.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guaranty of such Loan Party, or the grant by such party of a security interest or lien to secure, or the provision of other support of, such Swap Obligation becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a Person named on the list of Specially Designated Nationals maintained by OFAC.

“Swap” means any “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means any obligation to pay or perform under any Swap (whether or not such obligation is an Obligation under a Lender Derivative Contract).

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(b)          The definition of “Change in Law” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

“provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.”

(c)          The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows (changes marked for convenience purposes):

“Obligations” means all advances, debts, liabilities, obligations, covenants and duties owing or to be owing, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising or incurred, by the Company or any other Loan Party: (a) to any Lender, the Issuing Lender, the Administrative Agent, or any Indemnitee under any Loan Document; (b) to any Lender Derivative Provider under any Lender Derivative Contract (but excluding any Excluded Swap Obligation); and (c) all renewals, extensions and rearrangements of the foregoing; in each case including interest accruing subsequent to the filing of a petition or other proceeding under the Bankruptcy Code or other similar proceeding.

(d)          Increased Costs. Section 3.03(a) of the Credit Agreement is hereby amended by deleting each parenthetical “(other than Taxes)” and replacing it with “(other than Indemnified Taxes and Taxes described in clauses (b) through (e) of the definition of Excluded Taxes)”.

(e)          Representations and Warranties (OFAC). The following is added as a new Section 6.26 to the Credit Agreement:

“6.26         OFAC. Neither Parent nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. Neither Parent nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any Loan will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.”

(f)          Covenants. The following is hereby added as a new Section 7.20 to the Credit Agreement:

“7.20         Keepwell (Commodity Exchange Act). Each Loan Party that is a Qualified ECP Guarantor shall, and shall cause each of its Subsidiaries which is a Qualified ECP Guarantor to, undertake to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under any Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.20 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 7.20 shall remain in full force and effect until this Agreement is terminated. Each Qualified ECP Guarantor intends that this Section 7.20 shall constitute, and this Section 7.20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

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(g)          Limitation on Indebtedness. Section 8.05(e) of the Credit Agreement is hereby amended and restated in its entirety as follows (changes marked for convenience purposes):

“(e)          Senior Unsecured Notes and guaranties given by the Company, the Parent or any Subsidiary that is a guarantor hereunder with respect thereto; provided that (i) ~~the principal amount of such Indebtedness shall not exceed $1,000,000,000 in the aggregate, and (ii)~~ after giving pro forma effect to ~~such~~the issuance of such Indebtedness and any attendant automatic reduction in the Borrowing Base (and any resulting mandatory prepayment) required by the second proviso of this clause (e), Parent shall be in compliance with Sections 8.15 and 8.16 for the four-fiscal quarter period most recently ended, further provided that, the Borrowing Base shall automatically reduce on the date of such issuance of Senior Unsecured Notes by an amount equal to 25% of the stated principal amount of such Senior Unsecured Notes, except to the extent that the proceeds from the issuance of such Senior Unsecured Notes are used to refinance all or a portion of the principal amount of Senior Unsecured Notes existing at such time;”

(h)          Section 8.08(d) of the Credit Agreement is hereby amended by deleting the reference to “$10,000,000” and replacing it with “$30,000,000”.

(i)          Section 8.08(g) of the Credit Agreement is hereby amended by deleting the reference to “$10,000,000” and replacing it with “$30,000,000”.

(j)          Section 8.10 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (d), replacing the period at the end of subsection (e) with “; and”, and adding the following as a new subsection (f):

“(f)          Derivative Contracts entered into with the purpose and effect of fixing prices for greenhouse gas (GHG) allowances related to expected emissions of GHG from the Company’s and its Subsidiaries’ facilities located in the State of California, provided that at all times: (i) no such Derivative Contract fixes a price for a term of more than sixty (60) months; (ii) the aggregate monthly notional amounts covered by all such Derivative Contract (determined, in the case of Derivative Contracts that are not settled on a monthly basis, by a monthly proration reasonably acceptable to Administrative Agent) for any single month does not in the aggregate exceed 100% of the Company’s and its Subsidiaries’ aggregate projected GHG emissions from such facilities for such month, (iii) except for Letters of Credit and the Collateral under the Security Documents with respect to Obligations to Lender Derivative Providers, no such Derivative Contract requires the Company or any of its Subsidiaries to put up money, assets or other security against the event of its nonperformance prior to actual default in performing its obligations thereunder, and (iv) each such Derivative Contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender Derivative Provider) at the time the Derivative Contract is made has long-term obligations rated A+ or A1, or better, respectively, by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a successor credit rating agency).”

(k)          Events of Default (Change of Control). Section 9.01(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)          Change of Control. There shall occur a Change of Control; or”

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(l)          Remedies. The fourth clause of Section 9.02(b) of the Credit Agreement is hereby amended by adding the following to the end thereof:

“; provided that, to the extent that any Excluded Swap Obligation exists, payments or the proceeds of any Collateral provided by a Loan Party that is not a Qualified ECP Guarantor may not be shared with a Lender Derivative Provider to the extent that doing so would violate the Commodity Exchange Act;”

(m)          Commitments. Schedule 2.01 to the Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

SECTION 2.          Borrowing Base; Elected Commitment Amount. Upon the effectiveness of this Amendment, (a) in accordance with Section 2.05(a) of the Credit Agreement (Scheduled Borrowing Base Determinations), the Administrative Agent and the Lenders agree that the Borrowing Base on the Amendment Effective Date shall be $1,200,000,000 and (b) in accordance with Section 2.04(b) of the Credit Agreement (Request for Increase), the Administrative Agent and the Lenders agree that the Elected Commitment Amount on the Amendment Effective Date shall be $1,000,000,000.

SECTION 3.          Reallocation and Increase of Commitments; New Lenders.

(a)          The Lenders have agreed among themselves to reallocate their respective outstanding Loans and Commitments, and to, among other things, (i) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (ii) allow certain additional Persons who qualify as Eligible Assignees to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Commitment. Each of the Administrative Agent, the Issuing Lender, the Company and each other Loan Party hereby consents to (i) the reallocation of the Commitments as set forth on Schedule 2.01 attached hereto, (ii) the reallocation of the outstanding Loans in accordance with each Lender’s Pro Rata Share of the Elected Commitment Amount as set forth on Schedule 2.01 attached hereto, and (iii) the increase in each Increasing Lender’s Commitment, and (iv) each New Lender’s acquisition of an interest in the Commitment. On the Amendment Effective Date and after giving effect to such reallocation and increase of the Commitments, the Elective Commitment Amount and Pro Rata Share of each Lender shall be as set forth on Schedule 2.01 attached hereto. Each Lender hereby consents to the Commitments and Pro Rata Shares set forth on Schedule 2.01 attached hereto and makes such allocations among themselves such that after giving effect to this Amendment each Lender’s (including each New Lender’s) outstanding Loans shall equal such Lender’s Pro Rata Share. The reallocation of the Commitments among the Lenders (including the New Lenders) shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the $3,000 processing and recordation fee set forth in Section 11.06(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.

(b)          If, as a result of the reallocation effected under this Section 3, any Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of LIBOR Loan prior to the last day of the Interest Period applicable thereto (whether by the Company or by reallocation of the outstandings of the LIBOR Loans under the Credit Agreement to effect the assignments provided herein) and such Lender makes a request for compensation, the Company shall, within 10 days of any written demand sent by such Lender to the Company through the Administrative Agent, pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, out-of-pocket costs or expenses incurred as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBOR Loan.

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(c)          On the Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 11.06 of the Credit Agreement (Successors and Assigns), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

SECTION 4.          Guarantor Confirmation.

(a)          The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated hereby.

(b)          The Company and each of the Guarantors ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(c)          The Company and each of the Guarantors agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Agreements and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.

(d)          The Company and each of the Guarantors acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

SECTION 5.          Conditions of Effectiveness. This Agreement and the amendments hereunder shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:

(a)          Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Lender, each of the Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).

(b)          No Default; Representations and Warranties. As of the Amendment Effective Date:

(i)           the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents as amended hereby shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 6.14 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement);

(ii)         no Default or Event of Default shall exist; and

(iii)        since December 31, 2012, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

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(c)          Payment of Fees. The Company shall have paid all accrued and unpaid fees, costs and expenses owed pursuant to the Credit Agreement to the extent then due and payable on the Amendment Effective Date.

(d)          Additional Documents. Such other documents, in form and substance satisfactory to Administrative Agent, as the Administrative Agent may reasonably request.

SECTION 6.          Representations and Warranties. Each of the Company and the Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a)           It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)          The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it or any other Loan Party is a party constitute the legal, valid and binding obligations of it and such other Loan Parties, to the extent such Person is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)          This Amendment does not and will not violate any provisions of any of the Organization Documents of the Company.

(d)          No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(e)          After giving effect to this Amendment, (i) no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (ii) since December 31, 2012, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 7.          Miscellaneous.

(a)          Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          Effect on the Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)          Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Parent hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

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(d)          Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.

(e)          Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, each of the Company and the Parent represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.

(f)          Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

(g)          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.

(h)          Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8.          NO ORAL AGREEMENTS. The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. This Amendment and the other written Loan Documents executed by the Company, the Guarantors, Administrative Agent, Issuing Lender and/or Lenders represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.

SECTION 9.          No Waiver. Each of the Company and the Parent hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LOAN PARTIES:

BREITBURN OPERATING L.P., a Delaware limited partnership
By:	BreitBurn Operating GP, LLC, its general partner
BREITBURN ENERGY PARTNERS L.P., a Delaware limited partnership
By:	BreitBurn GP, LLC, its general partner
BREITBURN OPERATING GP, LLC, a Delaware limited partnership
BREITBURN FINANCE CORPORATION, a Delaware corporation
BREITBURN MANAGEMENT COMPANY, LLC, a Delaware limited liability company
ALAMITOS COMPANY, a California corporation
BREITBURN FLORIDA LLC, a Delaware limited liability company
By:	BreitBurn Operating L.P., its sole member
	By:	BreitBurn Operating GP, LLC, its general partner
BREITBURN FULTON LLC, a Delaware limited liability company
BEAVER CREEK PIPELINE, L.L.C., a Michigan limited liability company
GTG PIPELINE LLC, a Virginia limited liability company
MERCURY MICHIGAN COMPANY, LLC, a Michigan limited liability company
TERRA ENERGY COMPANY LLC, a Michigan limited liability company
TERRA PIPELINE COMPANY LLC, a Michigan limited liability company
PHOENIX PRODUCTION COMPANY, a Wyoming corporation
PREVENTIVE MAINTENANCE SERVICES LLC, a Colorado limited liability company

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

Signature Page to Eighth Amendment

PARENT GP:

BREITBURN GP, LLC,
a Delaware limited partnership

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender, Swing Line Lender and a Lender

By:	/s/ Michael Real
Michael Real
Director

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BANK OF MONTREAL,
as a Lender

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

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THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

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UNION BANK, N.A.,
as a Lender

By:	/s/ Lara Sorokolit
Name: Lara Sorokolit
Title: Vice President

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

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CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

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ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

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SOVEREIGN BANK, N.A.,
as a Lender

By:	/s/ David O’Driscoll /s/ Mark Connelly
Name: David O’Driscoll/ Mark Connelly
Title: Sr. Vice President / Sr. Vice President

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THE ROYAL BANK OF SCOTLAND PLC
as a Lender

By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Monte E. Deckerd
Name: Monte E. Deckerd
Title: Senior Vice President

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CREDIT SUISSE AG
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Vipul Dhadda /s/ Michael Spaight
Name: Vipul Dhadda / Michael Spaight
Title: Authorized Signatory / Authorized Signatory

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Mark E. Olson
Name: Mark E. Olson
Title: Authorized Officer

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SUMITOMO MITSUI BANKING CORP.,
as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

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TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

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BRANCH BANKING and TRUST Company,
as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Vice President

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COMPASS BANK,
as a Lender

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Vice President

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COMERICA BANK,
as a Lender

By:	/s/ Katya Evseev
Name: Katya Evseev
Title: Assistant Vice President

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CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

/s/ Mark A. Roche
Mark A. Roche
Managing Director

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FIFTH THIRD BANK,
as a Lender

By:	/s/ Helen Wiggins
Name: Helen Wiggins
Title: Assistant Vice President

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MIZUHO CORPORATE BANK, LTD,
as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

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ONE WEST BANK, FSB.,
as a Lender

By:	/s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

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SUNTRUST BANK,
as a Lender

By:	John Kovarik
Name: John Kovarik
Title: Vice President

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SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Lender’s Share of Elected Commitment Amount	Lender’s Pro Rata Share
Wells Fargo Bank, National Association	$168,843,537.40	16.884353740%
BMO Capital Markets Financing, Inc.	$70,721,042.24	7.072104224%
The Bank of Nova Scotia, Houston Branch	$70,721,042.24	7.072104224%
Union Bank, N.A.	$70,721,042.24	7.072104224%
Citibank, N.A.	$59,584,906.97	5.958490697%
Royal Bank of Canada	$59,584,906.97	5.958490697%
U.S. Bank National Association	$59,584,906.97	5.958490697%
The Royal Bank of Scotland PLC	$59,584,906.97	5.958490697%
Barclays Bank PLC	$59,584,906.97	5.958490697%
Sovereign Bank	$52,244,897.96	5.224489796%
Credit Suisse, Cayman Islands Branch	$49,654,089.14	4.965408914%
Toronto Dominion (Texas) LLC	$39,723,271.31	3.972327131%
JPMorgan Chase Bank, N.A.	$39,723,271.31	3.972327131%
Sumitomo Mitsui Banking Corporation	$39,723,271.31	3.972327131%
Branch Banking and Trust Company	$12,500,000.00	1.250000000%
Compass Bank	$12,500,000.00	1.250000000%
Comerica Bank	$12,500,000.00	1.250000000%
Credit Agricole Corporate and Investment Bank	$12,500,000.00	1.250000000%
Fifth Third Bank	$12,500,000.00	1.250000000%
Mizuho Corporate Bank, Ltd.	$12,500,000.00	1.250000000%
OneWest Bank, FSB	$12,500,000.00	1.250000000%
SunTrust Bank	$12,500,000.00	1.250000000%
TOTAL	$1,000,000,000.00	100.000000000%

Schedule 2.01